AMENDMENT AGREEMENT NO. 3

This AMENDMENT AGREEMENT NO. 3 is made as of March 31, 2008 by and among the entities listed on the signature pages hereof (collectively, the “Entities”), the lending institutions listed on the signature pages hereof (the “Banks”), State Street Bank and Trust Company, as operations agent (the “Operations Agent”) for itself and such Banks as are or may become parties to the Credit Agreement referred to below, and State Street Bank and Trust Company, as administrative agent (the “Administrative Agent”) for itself and such Banks as are or may become parties to the Credit Agreement referred to below. Certain of the Entities are entering into this Amendment on behalf of certain of their Series (as defined in the Credit Agreement referred to below).

WHEREAS, certain of the Entities, the Banks, the Operations Agent and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of October 19, 2006, as amended (as so amended, the “Credit Agreement”);

WHEREAS, each of Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. has informed the Banks and the Agents that its Series will reorganize its assets into an existing series of Columbia Funds Series Trust or Columbia Funds Series Trust I or a newly established series of Columbia Funds Series Trust I;

WHEREAS, the parties hereto wish to amend the Credit Agreement to, among other things, reflect such reorganizations and, to the extent that such reorganizations are with newly established series of Columbia Funds Series Trust I, add such newly established series as Series under the Credit Agreement and the other Loan Documents for all purposes; and

WHEREAS, Columbia Funds Series Trust would like to add each of its series Columbia Overseas Value Fund and Columbia Marsico Global Fund as a Series under the Credit Agreement and for all purposes of the Loan Documents;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Definitions. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

§2. Reorganizations Into Other Borrowers. Each of Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. has informed the Banks and the Operations Agent that each of its Series listed on Schedule A attached hereto will reorganize or has reorganized into a Series of Columbia Funds Series Trust or Columbia Series Trust I, as reflected on Schedule A (each, a “Surviving Borrower”), as of the close of business on the applicable date set forth on Schedule A (each, a “Reorganization Date”). The Banks acknowledge that the Reorganization Date is subject to shareholder approval and other customary closing conditions and, as result, the Reorganization Date may differ from the date set forth on Schedule A, in which case the Surviving Borrower will notify the Operations Agent. Each of Excelsior Funds, Inc., Execsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., on behalf of each of its Series listed on Schedule A, shall be referred to herein as a “Terminating Borrower”.

Accordingly, as of the close of business on the Reorganization Date applicable to a Terminating Borrower, each Bank’s Commitment to make Loans for the benefit of such Terminating Borrower shall be terminated, such Terminating Borrower shall no longer be a Borrower under the Credit Agreement, and such Terminating Borrower shall no longer be permitted to request any Borrowing. The Borrowers severally hereby agree to deliver to the Operations Agent, on or before each Reorganization Date (or on or before the date hereof for each reorganization with a Reorganization Date prior to the date hereof), an Allocation Notice that reflects the removal of each Terminating Borrower on such date (manually signed by an authorized officer of each of the Entities) and a revised Schedule 2 to the Credit Agreement which gives effect to the removal of each Terminating Borrower on such date.

On the applicable Reorganization Date (or on or before the date hereof for each reorganization with a Reorganization Date prior to the date hereof), each Terminating Borrower shall provide a manually signed certificate of the authorized officers of such Terminating Borrower and the applicable Surviving Borrower to the effect that such Surviving Borrower has assumed all of the Obligations of such Terminating Borrower.

§3. Other Reorganizations. (a) Each of Excelsior Funds, Inc. and Excelsior Funds Trust hereby severally represents and warrants to the Banks and the Agents that on March 31, 2008 each Series of such Entity listed on Schedule B attached hereto intends to reorganize its assets into a newly established series (each, a “New Series”) of the Columbia Funds Series Trust I as indicated on such schedule, with such New Series being the survivor of such reorganization (each, a “Reorganization”). The Columbia Funds Series Trust I, on behalf of each New Series, shall be referred to herein as a “New Borrower”. In connection with the foregoing, the Borrowers hereby request that each New Borrower become a Borrower under the Credit Agreement and the other Loan Documents for all purposes.

(b) Each of the Banks and the Agents, by its signature below, hereby agrees to the foregoing request, provided that no New Borrower shall become a Borrower under the Credit Agreement and each of the other Loan Documents unless and until each of the following conditions are satisfied with respect to such New Borrower:

(i) if requested by any Bank, receipt by the Operations Agent for the account of such Bank of a Note in the amount equal to such Bank’s Commitment Amount, or, if less, the aggregate unpaid principal amount of such Bank’s Loans, executed on behalf of such New Borrower;

(ii) the Operations Agent shall have received a Form F.R. U-1 in favor of each Bank executed on behalf of such New Borrower;

(iii) the Operations Agent shall have received an Allocation Notice with respect to each of the Borrowers (including the New Borrower) that has been manually signed by an authorized officer of each of the Entities;

(iv) the Operations Agent shall have received a supplement to Schedule 4.11(c) to the Credit Agreement with respect to such New Borrower and such supplement shall be reasonably satisfactory to the Operations Agent;

(v) the Operations Agent shall have received a manually signed certificate from the Secretary or Assistant Secretary of Columbia Funds Series Trust I in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of such Entity who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of such New Borrower, and certifying and attaching copies of (i) the declaration of trust of such Entity (with the designation of such New Series) and by-laws as then in effect, (ii) duly authorized resolutions of the Board of Trustees of such Entity authorizing for such New Borrower the transactions contemplated hereby, and (iii) the current Prospectus for such New Series (or certifying the links to the Securities and Exchange Commission’s website where each such Prospectus may be located);

(vi) the Operations Agent shall have received a certificate manually signed by an authorized officer of Columbia Funds Series Trust I (A) representing that the Reorganization with respect to such New Borrower has been consummated and that such New Borrower is the survivor of such Reorganization, (B) to the effect set forth in clauses (b) (if applicable), (c) and (d) of Section 3.02 of the Credit Agreement with respect to such New Borrower, and (C) representing that there has been no material adverse change in the business, assets, financial condition or prospects of such New Borrower since the date of the most recent financial statements of the applicable New Borrower, such Certificate to be in form and substance reasonably satisfactory to the Operations Agent;

(vii) the Operations Agent shall have received a certificate of Columbia Funds Series Trust I (i) representing, warranting and agreeing that such New Borrower shall comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and each of the other Loan Documents, and (ii) acknowledging that, with respect to such New Borrower, the term “Effective Date” as used in Section 4.07 of the Credit Agreement shall mean the date on which each of the conditions precedent set forth in this clause (b) are satisfied with respect to such New Borrower;

(viii) the Operations Agent shall have received an Asset Coverage Ratio Certificate manually signed by an authorized officer of Columbia Funds Series Trust I, on behalf of such New Borrower;

(ix) the Operations Agent shall have received a copy of the agreement and declaration of trust of Columbia Funds Series Trust I, with all amendments, certified as of a recent date by the Secretary of State of the Commonwealth of Massachusetts;

(x) the Operations Agent shall have received certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that Columbia Funds Series Trust I is legally existing, in good standing and qualified to engage in business in Massachusetts and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

(xi) the Operations Agent shall have received an opinion of Ropes & Gray LLP, counsel to such New Borrower, which is reasonably satisfactory to the Operations Agent in all respects;

(xii) the Operations Agent shall have received an updated Schedule 2 to the Credit Agreement that shows the addition of such New Series as a Series under the Credit Agreement and each of the other Loan Documents and the removal of the Series of Excelsior Funds, Inc. or Excelsior Funds Trust, as applicable, that was involved in the Reorganization with such New Series; and

(xiii) the Operations Agent shall have received from the Borrower that was involved in the Reorganization with such New Borrower a manually signed certificate of the authorized officers of such Borrower and such New Borrower to the effect that such New Borrower has assumed all Obligations of such Borrower.

(c) The Credit Agreement shall be amended from and after the date on which each of the conditions precedent set forth in this clause (b) are satisfied with respect to a New Borrower by (i) deleting Schedule 2 to the Credit Agreement in its entirety, and substituting therefor the Schedule 2 delivered pursuant to clause (b)(xii) and (ii) supplementing Schedule 4.11(c) to the Credit Agreement with the supplement to Schedule 4.11(c) delivered pursuant to clause (b)(iv).

§4. Additional Series. (a) In accordance with Section 3.01(b)(i) of the Credit Agreement, Columbia Funds Series Trust hereby requests that (i) Columbia Overseas Value Fund become a Series under the Credit Agreement and for all purposes of the Loan Documents on or about March 31, 2008 and (ii) Columbia Marsico Global Fund become a Series under the Credit Agreement and for all purposes of the Loan Documents on or about May 1, 2008. Each of Columbia Overseas Value Fund and Columbia Marsico Global Fund shall be referred to herein as an “Additional Series”. Columbia Funds Series Trust, on behalf of an Additional Series, shall be referred to herein as an “Additional Borrower”.

(b) Each of the Banks and the Agents, by its signature below, hereby agrees to the foregoing requests, provided that the Additional Borrower shall not become a Borrower under the Credit Agreement and each of the other Loan Documents unless and until each of the following conditions are satisfied with respect to such Additional Borrower:

(i) if requested by any Bank, receipt by the Operations Agent for the account of such Bank of a Note in the amount equal to such Bank’s Commitment Amount, or, if less, the aggregate unpaid principal amount of such Bank’s Loans, executed on behalf of such Additional Borrower;

(ii) the Operations Agent shall have received a Form F.R. U-1 in favor of each Bank executed on behalf of such Additional Borrower;

(iii) the Operations Agent shall have received an Allocation Notice with respect to each of the Borrowers (including such Additional Borrower) that has been manually signed by an authorized officer of each of the Entities;

(iv) the Operations Agent shall have received a supplement to Schedule 4.11(c) to the Credit Agreement with respect to such Additional Borrower and such supplement shall be reasonably satisfactory to the Operations Agent;

(v) the Operations Agent shall have received a manually signed certificate from the Secretary or Assistant Secretary of Columbia Funds Series Trust in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of such Entity who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of such Additional Borrower, and certifying and attaching copies of (i) the declaration of trust of such Entity (with the designation of the applicable Additional Series) and by-laws as then in effect, (ii) duly authorized resolutions of the Board of Trustees of such Entity authorizing for such Additional Borrower the transactions contemplated hereby, and (iii) the current Prospectus for the applicable Additional Series (or certifying the links to the Securities and Exchange Commission’s website where each such Prospectus may be located);

(vi) the Operations Agent shall have received a certificate manually signed by an authorized officer of Columbia Funds Series Trust (A) to the effect set forth in clauses (b) (if applicable), (c) and (d) of Section 3.02 of the Credit Agreement with respect to such Additional Borrower, and (B) representing that there has been no material adverse change in the business, assets, financial condition or prospects of such Additional Borrower since the date of the most recent financial statements of such Additional Borrower, such Certificate to be in form and substance reasonably satisfactory to the Operations Agent;

(vii) the Operations Agent shall have received a certificate of Columbia Funds Series Trust (i) representing, warranting and agreeing that such Additional Borrower shall comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and each of the other Loan Documents, and (ii) acknowledging that, with respect to such Additional Borrower, the term “Effective Date” as used in Section 4.07 of the Credit Agreement shall mean the date on which each of the conditions precedent set forth in this clause (b) are satisfied with respect to such Additional Borrower;

(viii) the Operations Agent shall have received an Asset Coverage Ratio Certificate manually signed by an authorized officer of Columbia Funds Series Trust, on behalf of such Additional Borrower;

(ix) the Operations Agent shall have received a copy of the certificate of trust of Columbia Funds Series Trust, with all amendments, certified as of a recent date by the Secretary of State of the State of Delaware;

(x) the Operations Agent shall have received certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that Columbia Funds Series Trust is legally existing, in good standing and qualified to engage in business in Delaware and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

(xi) the Operations Agent shall have received an opinion of Morrison & Foerster LLP, counsel to such Additional Borrower, which is reasonably satisfactory to the Operations Agent in all respects; and

(xii) the Operations Agent shall have received an updated Schedule 2 to the Credit Agreement that shows the addition of the applicable Additional Series as a Series under the Credit Agreement and each of the other Loan Documents.

(c) The Credit Agreement shall be amended from and after the date on which each of the conditions precedent set forth in this clause (b) are satisfied with respect to an Additional Borrower by (i) deleting Schedule 2 to the Credit Agreement in its entirety, and substituting therefor the Schedule 2 delivered pursuant to clause (b)(xii) and (ii) supplementing Schedule 4.11(c) to the Credit Agreement with the supplement to Schedule 4.11(c) delivered pursuant to clause (b)(iv).

§5. Further Amendment of the Credit Agreement. The Credit Agreement is hereby further amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definition in the appropriate place in the alphabetical sequence thereof:

“Excluded Assets” shall have the meaning assigned to such term by the Required Banks and the Borrowers in writing from time to time.

(b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of Net Asset Value in its entirety, and substituting therefor the following:

“Net Asset Value” of any Borrower means, at any date, the Total Assets of such Borrower minus the Excluded Assets of such Borrower minus the Total Liabilities of such Borrower.

(c) The Credit Agreement is hereby further amended by deleting Exhibit E therefrom in its entirety, and substituting therefor the Exhibit E attached hereto.

§6. Waiver. Section 5.12 of the Credit Agreement provides that no Borrower will permit its diversified status (if it is diversified) to be changed without the consent of the Required Banks. Columbia Funds Series Trust I, on behalf of the Columbia Real Estate Equity Fund (in such capacity the “Defaulting Borrower”), has informed the Banks of the change in the classification of the Columbia Real Estate Equity Fund from diversified to non-diversified effective February 1, 2008. Since the Required Banks did not consent to such change prior to the effective date of such change, an Event of Default has occurred and is continuing with respect to the Defaulting Borrower under Section 6.01(b) of the Credit Agreement. In response to the Defaulting Borrower’s request, each of the Banks and the Agents, by its signature below, hereby waives such Event of Default. This waiver shall not be construed, however, as a waiver of any other provisions of the Credit Agreement or the other Loan Documents or to permit any Borrower to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Except as expressly stated herein, neither the execution of this Amendment nor the failure of any Bank to exercise any right or remedy constitutes a waiver of any Default or Event of Default with respect to the Defaulting Borrower or any other Borrower or of such right or remedy or any other right or remedy under the Credit Agreement or the other Loan Documents.

§7. Reaffirmation of the Borrowers. Each of the Borrowers severally ratifies and confirms in all respects all of its obligations to the Banks under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby, and hereby severally affirms its absolute and unconditional promise to pay to the Banks the Loans made to it and all other amounts due from it under the Credit Agreement as amended hereby.

§8. Miscellaneous. This Amendment is a contract under seal under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law). Except as specifically amended by this Amendment, the Credit Agreement and all other agreements and instruments executed and delivered in connection with the Credit Agreement shall remain in full force and effect. This Amendment is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any of the other Loan Documents. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This Amendment shall constitute a Loan Document.

Each Bank, by its signature hereto, hereby confirms that it has not, as of the date hereof, requested that any Borrower deliver a Note for the Loans made or to be made by such Bank to such Borrower under the Credit Agreement as amended hereby.

The declaration of trust or other formation document for certain of the Entities is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston or the Delaware Secretary of State, as the case may be, and the Limited Liability Company Agreement for Columbia Funds Master Investment Trust, LLC has been provided to the Banks, and notice is hereby given that this instrument is executed by the Trustees and officers of such Entity as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an agreement under seal by their respective authorized officers as of the date first above written.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

COLUMBIA FUNDS SERIES TRUST I, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

COLUMBIA FUNDS INSTITUTIONAL TRUST, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

COLUMBIA FUNDS SERIES TRUST, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

COLUMBIA FUNDS VARIABLE INSURANCE TRUST I, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

BANC OF AMERICA FUNDS TRUST, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

EXCELSIOR FUNDS, INC., on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

EXCELSIOR FUNDS TRUST, on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

EXCELSIOR TAX-EXEMPT FUNDS, INC., on behalf of each of its Series listed on Schedule 2 attached hereto

By:	/s/ J. Kevin Connaughton
Title:	Treasurer and Senior Vice President

STATE STREET BANK AND TRUST COMPANY, Individually, as Operations Agent and as Administrative Agent

By:	/s/ Christopher Ducar
Title:	Vice President

LLOYDS TSB BANK plc, individually and as Senior Managing Agent

By:	/s/ Candi Obrentz
Name:	Candi Obrentz
Title:	Associate Director
Financial Institutions, USA

By:	/s/ Alexander Wilson
Name:	Alexander Wilson
Title:	Director
Financial Institutions, USA

SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH

By:	/s/ Edith L. Hornick
Title:	Edith L. Hornick
Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By:	/s/ Peter Tommaney
Name:	Peter Tommaney
Title:	Senior Vice President

By:	/s/ Luis Ruigomez
Name:	Luis Ruigomez
Title:	Managing Director

Schedule 2

[Prior to giving effect to any of the transactions

referred to in Amendment Agreement No. 3]

ENTITY	SERIES
1. Columbia Funds Variable Insurance Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Massachusetts Business Trust

•     Columbia Asset Allocation Fund, Variable Series: 12/31

•     Columbia Federal Securities Fund, Variable Series: 12/31

•     Columbia International Fund, Variable Series: 12/31

•     Columbia Large Cap Growth Fund, Variable Series: 12/31

•     Columbia Large Cap Value Fund, Variable Series: 12/31

•     Columbia Mid Cap Value Fund, Variable Series: 12/31

•     Columbia Money Market Fund, Variable Series: 12/31

•     Columbia Small Cap Value Fund, Variable Series: 12/31

•     Columbia Small Company Growth Fund, Variable Series 12/31

•     Columbia Strategic Income Fund, Variable Series: 12/31

•     Columbia S&P 500 Index Fund, Variable Series: 12/31

2. Columbia Funds Series Trust I Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Massachusetts Business Trust

•     Columbia Asset Allocation Fund: 9/30

•     Columbia Balanced Fund: 8/31

•     Columbia California Tax-Exempt Fund: 10/31

•     Columbia Common Stock Fund: 9/30

•     Columbia Connecticut Intermediate Municipal Bond Fund: 10/31

•     Columbia Connecticut Tax-Exempt Fund: 10/31

•     Columbia Conservative High Yield Fund: 8/31

•     Columbia Core Bond Fund: 4/30

•     Columbia Disciplined Value Fund: 9/30

•     Columbia Dividend Income Fund: 9/30

•     Columbia Federal Securities Fund: 8/31

•     Columbia Greater China Fund: 8/31

•     Columbia High Yield Municipal Fund: 6/30

•     Columbia High-Yield Opportunity Fund: 5/31

•     Columbia Income Fund: 3/31

•     Columbia Intermediate Bond Fund: 3/31

•     Columbia Intermediate Municipal Bond Fund: 10/31

•     Columbia International Stock Fund: 8/31

•     Columbia Large Cap Growth Fund: 9/30

•     Columbia Liberty Fund: 9/30

•     Columbia Massachusetts Intermediate Municipal Bond Fund: 10/31

•     Columbia Massachusetts Tax-Exempt Fund: 10/31

•     Columbia Mid-Cap Growth Fund: 8/31

•     Columbia New Jersey Intermediate Municipal Bond Fund: 10/31

•     Columbia New York Intermediate Municipal Bond Fund: 10/31

•     Columbia New York Tax-Exempt Fund: 10/31

•     Columbia Oregon Intermediate Municipal Bond Fund: 8/31

•     Columbia Real Estate Equity Fund: 8/31

•     Columbia Rhode Island Intermediate Municipal Bond Fund: 10/31

•     Columbia Small Cap Core Fund: 9/30

•     Columbia Small Cap Growth Fund I: 8/31

•     Columbia Small Cap Value Fund I: 6/30

•     Columbia Strategic Income Fund: 5/31

•     Columbia Strategic Investor Fund: 8/31

•     Columbia Tax-Exempt Fund: 11/30

•     Columbia Technology Fund: 8/31

•     Columbia U.S. Treasury Index Fund: 3/31

•     Columbia World Equity Fund: 3/31

3. Columbia Funds Institutional Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Massachusetts Business Trust

•     CMG Core Bond Fund: 7/31

•     CMG Enhanced S&P 500 Index Fund: 7/31

•     CMG High Yield Fund: 7/31

•     CMG International Stock Fund: 7/31

•     CMG Large Cap Growth Fund: 7/31

•     CMG Large Cap Value Fund: 7/31

•     CMG Mid Cap Growth Fund: 7/31

•     CMG Mid Cap Value Fund: 7/31

•     CMG Short Term Bond Fund: 7/31

•     CMG Small Cap Growth Fund: 7/31

•     CMG Small Cap Value Fund: 7/31

•     CMG Small/Mid Cap Fund: 7/31

•     CMG Strategic Equity Fund: 7/31

•     CMG Ultra Short Term Bond Fund: 7/31

4. Columbia Funds Series Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Columbia Asset Allocation Fund II: 3/31

•     Columbia California Intermediate Municipal Bond Fund: 3/31

•     Columbia Convertible Securities Fund: 2/28

•     Columbia Georgia Intermediate Municipal Bond Fund: 3/31

•     Columbia Global Value Fund: 2/28

•     Columbia Large Cap Enhanced Core Fund: 2/28

•     Columbia Large Cap Index Fund: 2/28

•     Columbia Large Cap Value Fund: 2/28

•     Columbia LifeGoal Balanced Growth Portfolio: 3/31

•     Columbia LifeGoal Growth Portfolio: 3/31

•     Columbia LifeGoal Income Portfolio: 3/31

•     Columbia LifeGoal Income & Growth Portfolio: 3/31

•     Columbia Marsico International Opportunities Fund: 2/28

•     Columbia Marsico 21st Century Fund: 2/28

•     Columbia Maryland Intermediate Municipal Bond Fund: 3/31

•     Columbia Masters Global Equity Portfolio: 3/31

•     Columbia Masters Heritage Portfolio: 3/31

•     Columbia Masters International Equity Portfolio: 3/31

•     Columbia Mid Cap Index Fund: 2/28

•     Columbia Mid Cap Value Fund: 2/28

•     Columbia Multi-Advisor International Equity Fund: 2/28

•     Columbia North Carolina Intermediate Municipal Bond Fund: 3/31

•     Columbia Short Term Bond Fund: 3/31

•     Columbia Short Term Municipal Bond Fund: 3/31

•     Columbia Small Cap Index Fund: 2/28

•     Columbia Small Cap Value Fund II: 2/28

•     Columbia South Carolina Intermediate Municipal Bond Fund: 3/31

•     Columbia Total Return Bond Fund: 3/31

•     Columbia Virginia Intermediate Municipal Bond Fund: 3/31

•     Corporate Bond Portfolio: 3/31

•     Mortgage and Asset Backed Portfolio: 3/31

•     Columbia Large Cap Core Fund: 3/31

•     Columbia Marsico Focused Equities Fund: 3/31

•     Columbia Small Cap Growth Fund II: 3/31

•     Columbia High Income Fund: 3/31

5. Columbia Funds Master Investment Trust, LLC Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Limited Liability Company	• Columbia International Value Master Portfolio: 3/31 • Columbia Marsico Growth Master Portfolio: 3/31

6. Columbia Funds Variable Insurance Trust I Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Columbia High Yield Fund, Variable Series: 12/31

•     Columbia Marsico 21st Century Fund, Variable Series: 12/31

•     Columbia Marsico Focused Equities Fund, Variable Series: 12/31

•     Columbia Marsico Growth Fund, Variable Series: 12/31

•     Columbia Marsico International Opportunities Fund, Variable Series: 12/31

•     Columbia Mid Cap Growth Fund, Variable Series: 12/31

7. Banc of America Funds Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Banc of America Retirement 2005 Portfolio: 10/31

•     Banc of America Retirement 2010 Portfolio: 10/31

•     Banc of America Retirement 2015 Portfolio: 10/31

•     Banc of America Retirement 2020 Portfolio: 10/31

•     Banc of America Retirement 2025 Portfolio: 10/31

•     Banc of America Retirement 2030 Portfolio: 10/31

•     Banc of America Retirement 2035 Portfolio: 10/31

•     Banc of America Retirement 2040 Portfolio: 10/31

8. Excelsior Funds, Inc. Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Maryland Corporation

•     Excelsior Blended Equity Fund: 3/31

•     Excelsior Core Bond Fund: 3/31

•     Excelsior Emerging Markets Fund: 3/31

•     Excelsior Energy & Natural Resources Fund: 3/31

•     Excelsior Intermediate-Term Bond Fund: 3/31

•     Excelsior International Fund: 3/31

•     Excelsior Large Cap Growth Fund: 3/31

•     Excelsior Pacific/Asia Fund: 3/31

•     Excelsior Real Estate Fund: 3/31

•     Excelsior Short-Term Government Securities Fund: 3/31

•     Excelsior Small Cap Fund: 3/31

•     Excelsior Value & Restructuring Fund: 3/31

9. Excelsior Funds Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Excelsior Equity Income Fund: 3/31

•     Excelsior Equity Opportunities Fund: 3/31

•     Excelsior High Yield Fund: 3/31

•     Excelsior International Equity Fund: 3/31

•     Excelsior Mid Cap Value & Restructuring Fund: 3/31

8. Excelsior Tax-Exempt Funds, Inc. Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Maryland Corporation

•     Excelsior California Short-Intermediate Term Tax-Exempt Income Fund: 3/31

•     Excelsior Intermediate-Term Tax-Exempt Fund: 3/31

•     Excelsior Long-Term Tax-Exempt Fund: 3/31

•     Excelsior New York Intermediate-Term Tax-Exempt Fund: 3/31

•     Excelsior Short-Term Tax-Exempt Securities Fund: 3/31

Schedule A

Reorganizations Into Other Borrowers

Terminating Borrower	Surviving Borrower	Reorganization Date
Excelsior Real Estate Fund, a series of Excelsior Funds, Inc.	Columbia Real Estate Equity Fund, a series of Columbia Funds Series Trust I	March 24, 2008

Excelsior High Yield Fund, a series of Excelsior Funds Trust	Columbia High Yield Opportunity Fund, a series of Columbia Funds Series Trust I	March 24, 2008

Excelsior Long-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc.	Columbia Tax-Exempt Fund, a series of Columbia Funds Series Trust I	March 24, 2008

Excelsior Equity Income Fund, a series of Excelsior Funds Trust	Columbia Dividend Income Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Short-Term Government Securities Fund, a series of Excelsior Funds, Inc.	Columbia Short-Term Bond Fund, a series of Columbia Funds Series Trust	March 31, 2008

Excelsior Short-Term Tax-Exempt Securities Fund, a series of Excelsior Tax-Exempt Funds, Inc.	Columbia Short Term Municipal Bond Fund, a series of Columbia Funds Series Trust	March 31, 2008

Excelsior California Short-Intermediate Term Tax-Exempt Income Fund, a series of Excelsior Tax-Exempt Funds, Inc.	Columbia California Intermediate Municipal Bond Fund, a series of Columbia Funds Series Trust	March 31, 2008

Excelsior Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc,	Columbia Intermediate Municipal Bond Fund, a series of Columbia Funds Series Trust I	May 5, 2008

Excelsior New York Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc.	Columbia New York Intermediate Municipal Bond Fund, a series of Columbia Funds Series Trust I	May 5, 2008

Schedule B

Reorganizations into New Borrowers

Each of the following Borrowers will reorganize its assets into the series of Columbia Funds Series Trust I set forth opposite its name.

Reorganizing Borrower	New Borrower	Date of Reorganization
Excelsior Blended Equity Trust, a series of Excelsior Funds, Inc.	Columbia Blended Equity Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Core Bond Fund, a series of Excelsior Funds, Inc.	Columbia Bond Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Emerging Markets Fund, a series of Excelsior Funds, Inc.	Columbia Emerging Markets Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Energy and Natural Resources Fund, a series of Excelsior Funds, Inc.	Columbia Energy and Natural Resources Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc.	Columbia Short-Intermediate Bond Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior International Fund, a series of Excelsior Funds, Inc.	Columbia International Growth Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Large Cap Growth Fund, a series of Excelsior Funds, Inc.	Columbia Select Growth Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Pacific/Asia Fund, a series of Excelsior Funds, Inc.	Columbia Pacific/Asia Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Small Cap Fund, a series of Excelsior Funds, Inc.	Columbia Select Small Cap Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Value and Restructuring Fund, a series of Excelsior Funds, Inc.	Columbia Value and Restructuring Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Equity Opportunities Fund, a series of Excelsior Funds Trust	Columbia Select Opportunities, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior International Equity Fund, a series of Excelsior Funds Trust	Columbia International Growth Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Excelsior Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust	Columbia Mid Cap Value and Restructuring Fund, a series of Columbia Funds Series Trust I	March 31, 2008

Schedule 2

[After giving effect to transactions

referred to in Amendment Agreement No. 3]

ENTITY	SERIES
1. Columbia Funds Variable Insurance Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Massachusetts Business Trust

•     Columbia Asset Allocation Fund, Variable Series: 12/31

•     Columbia Federal Securities Fund, Variable Series: 12/31

•     Columbia International Fund, Variable Series: 12/31

•     Columbia Large Cap Growth Fund, Variable Series: 12/31

•     Columbia Large Cap Value Fund, Variable Series: 12/31

•     Columbia Mid Cap Value Fund, Variable Series: 12/31

•     Columbia Money Market Fund, Variable Series: 12/31

•     Columbia Small Cap Value Fund, Variable Series: 12/31

•     Columbia Small Company Growth Fund, Variable Series 12/31

•     Columbia Strategic Income Fund, Variable Series: 12/31

•     Columbia S&P 500 Index Fund, Variable Series: 12/31

2. Columbia Funds Series Trust I Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Massachusetts Business Trust

•     Columbia Asset Allocation Fund: 9/30

•     Columbia Balanced Fund: 8/31

•     Columbia California Tax-Exempt Fund: 10/31

•     Columbia Common Stock Fund: 9/30

•     Columbia Connecticut Intermediate Municipal Bond Fund: 10/31

•     Columbia Connecticut Tax-Exempt Fund: 10/31

•     Columbia Conservative High Yield Fund: 8/31

•     Columbia Core Bond Fund: 4/30

•     Columbia Disciplined Value Fund: 9/30

•     Columbia Dividend Income Fund: 9/30

•     Columbia Federal Securities Fund: 8/31

•     Columbia Greater China Fund: 8/31

•     Columbia High Yield Municipal Fund: 6/30

•     Columbia High-Yield Opportunity Fund: 5/31

•     Columbia Income Fund: 3/31

•     Columbia Intermediate Bond Fund: 3/31

•     Columbia Intermediate Municipal Bond Fund: 10/31

•     Columbia International Stock Fund: 8/31

•     Columbia Large Cap Growth Fund: 9/30

•     Columbia Liberty Fund: 9/30

•     Columbia Massachusetts Intermediate Municipal Bond Fund: 10/31

•     Columbia Massachusetts Tax-Exempt Fund: 10/31

•     Columbia Mid-Cap Growth Fund: 8/31

•     Columbia New Jersey Intermediate Municipal Bond Fund: 10/31

•     Columbia New York Intermediate Municipal Bond Fund: 10/31

•     Columbia New York Tax-Exempt Fund: 10/31

•     Columbia Oregon Intermediate Municipal Bond Fund: 8/31

•     Columbia Real Estate Equity Fund: 8/31

•     Columbia Rhode Island Intermediate Municipal Bond Fund: 10/31

•     Columbia Small Cap Core Fund: 9/30

•     Columbia Small Cap Growth Fund I: 8/31

•     Columbia Small Cap Value Fund I: 6/30

•     Columbia Strategic Income Fund: 5/31

•     Columbia Strategic Investor Fund: 8/31

•     Columbia Tax-Exempt Fund: 11/30

•     Columbia Technology Fund: 8/31

•     Columbia U.S. Treasury Index Fund: 3/31

•     Columbia World Equity Fund: 3/31

•     Columbia Blended Equity Fund: 3/31

•     Columbia Bond Fund: 3/31

•     Columbia Emerging Markets Fund: 3/31

•     Columbia Energy and Natural Resources Fund: 3/31

•     Columbia Short-Intermediate Bond Fund: 3/31

•     Columbia Select Large Cap Growth Fund: 3/31

•     Columbia Pacific/Asia Fund: 3/31

•     Columbia Select Small Cap Fund: 3/31

•     Columbia Value and Restructuring Fund: 3/31

•     Columbia Select Opportunities: 3/31

•     Columbia International Growth Fund: 3/31

•     Columbia Mid Cap Value and Restructuring Fund: 3/31

3. Columbia Funds Institutional Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Massachusetts Business Trust

•     CMG Core Bond Fund: 7/31

•     CMG Enhanced S&P 500 Index Fund: 7/31

•     CMG High Yield Fund: 7/31

•     CMG International Stock Fund: 7/31

•     CMG Large Cap Growth Fund: 7/31

•     CMG Large Cap Value Fund: 7/31

•     CMG Mid Cap Growth Fund: 7/31

•     CMG Mid Cap Value Fund: 7/31

•     CMG Short Term Bond Fund: 7/31

•     CMG Small Cap Growth Fund: 7/31

•     CMG Small Cap Value Fund: 7/31

•     CMG Small/Mid Cap Fund: 7/31

•     CMG Strategic Equity Fund: 7/31

•     CMG Ultra Short Term Bond Fund: 7/31

4. Columbia Funds Series Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Columbia Asset Allocation Fund II: 3/31

•     Columbia California Intermediate Municipal Bond Fund: 3/31

•     Columbia Convertible Securities Fund: 2/28

•     Columbia Georgia Intermediate Municipal Bond Fund: 3/31

•     Columbia Global Value Fund: 2/28

•     Columbia Large Cap Enhanced Core Fund: 2/28

•     Columbia Large Cap Index Fund: 2/28

•     Columbia Large Cap Value Fund: 2/28

•     Columbia LifeGoal Balanced Growth Portfolio: 3/31

•     Columbia LifeGoal Growth Portfolio: 3/31

•     Columbia LifeGoal Income Portfolio: 3/31

•     Columbia LifeGoal Income & Growth Portfolio: 3/31

•     Columbia Marsico International Opportunities Fund: 2/28

•     Columbia Marsico 21st Century Fund: 2/28

•     Columbia Maryland Intermediate Municipal Bond Fund: 3/31

•     Columbia Masters Global Equity Portfolio: 3/31

•     Columbia Masters Heritage Portfolio: 3/31

•     Columbia Masters International Equity Portfolio: 3/31

•     Columbia Mid Cap Index Fund: 2/28

•     Columbia Mid Cap Value Fund: 2/28

•     Columbia Multi-Advisor International Equity Fund: 2/28

•     Columbia North Carolina Intermediate Municipal Bond Fund: 3/31

•     Columbia Short Term Bond Fund: 3/31

•     Columbia Short Term Municipal Bond Fund: 3/31

•     Columbia Small Cap Index Fund: 2/28

•     Columbia Small Cap Value Fund II: 2/28

•     Columbia South Carolina Intermediate Municipal Bond Fund: 3/31

•     Columbia Total Return Bond Fund: 3/31

•     Columbia Virginia Intermediate Municipal Bond Fund: 3/31

•     Corporate Bond Portfolio: 3/31

•     Mortgage and Asset Backed Portfolio: 3/31

•     Columbia Large Cap Core Fund: 3/31

•     Columbia Marsico Focused Equities Fund: 3/31

•     Columbia Small Cap Growth Fund II: 3/31

•     Columbia High Income Fund: 3/31

•     Columbia Overseas Value Fund: 2/28

•     Columbia Marsico Global Fund: 2/28

5. Columbia Funds Master Investment Trust, LLC Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Limited Liability Company	• Columbia International Value Master Portfolio: 3/31 • Columbia Marsico Growth Master Portfolio: 3/31

6. Columbia Funds Variable Insurance Trust I Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Columbia High Yield Fund, Variable Series: 12/31

•     Columbia Marsico 21st Century Fund, Variable Series: 12/31

•     Columbia Marsico Focused Equities Fund, Variable Series: 12/31

•     Columbia Marsico Growth Fund, Variable Series: 12/31

•     Columbia Marsico International Opportunities Fund, Variable Series: 12/31

•     Columbia Mid Cap Growth Fund, Variable Series: 12/31

7. Banc of America Funds Trust Address: One Financial Center Boston, MA 02111 Nature and Jurisdiction of Incorporation or Organization: Delaware Statutory Trust

•     Banc of America Retirement 2005 Portfolio: 10/31

•     Banc of America Retirement 2010 Portfolio: 10/31

•     Banc of America Retirement 2015 Portfolio: 10/31

•     Banc of America Retirement 2020 Portfolio: 10/31

•     Banc of America Retirement 2025 Portfolio: 10/31

•     Banc of America Retirement 2030 Portfolio: 10/31

•     Banc of America Retirement 2035 Portfolio: 10/31

•     Banc of America Retirement 2040 Portfolio: 10/31

Schedule 4.11(c)

Borrower	Borrowing Limitations
Columbia Funds Series Trust I, on behalf of Columbia Blended Equity Fund, Columbia Bond Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Short-Intermediate Bond Fund, Columbia International Growth Fund, Columbia Select Growth Fund, Columbia Pacific/Asia Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Select Opportunities and Columbia Mid Cap Value and Restructuring Fund	Each Series may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Series.

Columbia Funds Series Trust, on behalf of Columbia Overseas Value Fund and Columbia Marsico Global Fund	Each Series may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Series.